Exhibit 10.1
PEBBLEBROOK HOTEL TRUST

Performance Unit Award Agreement for Executive Officers

THIS PERFORMANCE UNIT AWARD AGREEMENT (this “Agreement”), dated as of the 4th day of February 2014, governs the Performance Unit Award granted by PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Company”), to [____________________] (the “Participant”), in accordance with and subject to the provisions of the Company’s 2009 Equity Incentive Plan, as amended and restated (the “Plan”). A copy of the Plan has been made available to the Participant. All terms used in this Agreement that are defined in the Plan have the same meaning given them in the Plan.

1.    Grant of Performance Unit Award. In accordance with the Plan, and effective as of 4th day of February 2014 (the “Date of Grant”), the Company granted to the Participant, subject to the terms and conditions of the Plan and this Agreement, a Performance Unit Award (the “Award”) with respect to [__________] Performance Units, of which [_____________] Performances Units are referred to herein as the “Target Performance Units”. The Award represents the right to receive one Common Share for each Performance Unit that is earned in accordance with, and subject to, the terms of this Agreement. Subject to the terms and conditions of this Agreement, more than 100% of the Target Performance Units may be earned but under no circumstances may more than 200% of the Target Performance Units be earned. The Award includes Dividend Equivalent Rights as described in Section 6.

2.    Performance Vesting. The Participant shall earn Performance Units, i.e., the Performance Units shall become vested and nonforfeitable (“Vested”), as of January 1, 2017 to the extent provided in paragraphs 2(a), 2(b) and 2(c) as determined by the Committee, provided that the Participant remains employed by the Company or an Affiliate from the Date of Grant until the end of the Measurement Period. No more than 200% of the Target Performance Units can become Vested pursuant to the calculations set forth in paragraphs 2(a), 2(b) and 2(c). This Agreement shall be interpreted in a manner consistent with the examples of the calculations pursuant to paragraphs 2(a), (b) and (c) as set forth on Exhibit A attached hereto.
(a)    Relative TSR Measurement. The Participant’s interest in a number of Performance Units, not to exceed 60% of the Target Performance Units, shall become Vested based on Company TSR relative to Peer Group TSR as set forth in this paragraph 2(a). The number of Performance Units, if any, which shall become Vested under this paragraph 2(a) shall in no event exceed 60% of the Target Performance Units or be less than zero and shall be calculated according to the following mathematical formula:

(Target Performance Units) * (30% + [5.0 * {Company TSR - Peer Group TSR}]).
For the avoidance of doubt,

i.	if Company TSR is less than Peer Group TSR by 600 or more basis points, then none of the Performance Units shall become Vested under this paragraph 2(a); and

ii.	if Company TSR exceeds Peer Group TSR by 600 basis points or more, then a number of Performance Units equal to 60% of the Target Performance Units shall become Vested under this paragraph 2(a).

(b)    Absolute TSR Measurement. The Participant’s interest in a number of Performance Units, not to exceed 60% of the Target Performance Units, shall become Vested based on Company TSR as set forth in this paragraph 2(b). The number of Performance Units, if any, which shall become Vested under this paragraph 2(b) shall in no event exceed 60% of the Target Performance Units or be less than zero and shall be calculated according to the following mathematical formula:

(Target Performance Units) * (30% + [7.5 * {Company TSR - 9%1}]).
For the avoidance of doubt,

i.	if Company TSR is more than 400 basis points less than 9%[1], then none of the Performance Units shall become Vested under this paragraph 2(b); and

ii.	if Company TSR is more than 400 basis points greater than 9%[1], then a number of Performance Units equal to 60% of the Target Performance Units shall become Vested under this paragraph 2(b).

(c)    Competitor EBITDA Margin Measurement. The Participant’s interest in a number of Performance Units, not to exceed 200% of the Target Performance Units, shall become Vested based on Cumulative Margin Change as set forth in this paragraph 2(c). The number of Performance Units, if any, which shall become Vested under this paragraph 2(c) shall in no event exceed 200% of the Target Performance Units or be less than zero and shall be calculated according to the following mathematical formula:

(Target Performance Units) * (40% + [10% * Cumulative Margin Change / 10 basis points]).
For the avoidance of doubt,

i.	if Cumulative Margin Change is less than or equal to negative 40 basis points, then none of the Performance Units shall become Vested under this paragraph 2(c);

ii.	if Cumulative Margin Change is 60 basis points, then a number of Performance Units equal to 100% of the Target Performance Units shall become Vested under this paragraph 2(c); and

iii.	if Cumulative Margin Change is 100 basis points, then a number of Performance Units equal to 140% of the Target Performance Units shall become Vested under this paragraph 2(c).

3.    Termination of Employment. Except as provided in paragraphs 3(a), 3(b), 3(c), 3(d) and 3(e), the Participant’s interest in all of the Performance Units that have not Vested on or before the date on which the Participant’s employment with the Company or an Affiliate terminates or is terminated will be forfeited on the date of such termination.
(a)    Change in Control. If a Control Change Date occurs before January 1, 2017, and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the Control Change Date, the Participant shall be Vested in the greater of (i) 100% of the Target Performance Units and (ii) the percentage (which may exceed 100%) of the Target Performance Units that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).

1 This threshold shall be compounded annually.

(b)    Death or Disability. If the Participant’s employment by the Company or its Affiliates terminates before January 1, 2017, on account of death or disability (as defined in Code section 22(e)(3)) and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant shall be Vested in the greater of (i) 100% of the Target Performance Units and (ii) the percentage (which may exceed 100%) of the Target Performance Units that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).
(c)    Termination of Employment Without Cause. If the Participant’s employment by the Company or its Affiliates ends before January 1, 2017, on account of a termination of the Participant’s employment by the Company or an Affiliate without Cause and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant shall be Vested in the greater of (i) 100% of the Target Performance Units and (ii) the percentage (which may exceed 100%) of the Target Performance Units that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).
(d)    Termination of Employment for Cause. If the Participant’s employment by the Company or its Affiliates ends before January 1, 2017, on account of a termination of the Participant’s employment by the Company or an Affiliate for Cause and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant’s interest in all of the Performance Units that have not earlier Vested shall be forfeited; provided, however, that in the event the Participant is terminated for Cause as defined in paragraph (7)(a)(i) and the Participant is subsequently acquitted of the act or acts referred to therein, then the Participant shall be deemed for purposes of this Agreement to have been terminated without Cause as of the date of the termination and the Participant shall be Vested in the number of Performance Units determined in accordance with paragraph 3(c) notwithstanding that a number of Performance Units may have been previously forfeited due to the termination of the Participant’s employment for Cause based on such charge.
(e)    Termination of Employment by the Participant for Good Reason. If the Participant’s employment by the Company or its Affiliates ends before January 1, 2017, on account of a termination of the Participant’s employment by the Participant for Good Reason (as defined in, and in accordance with the terms of, that certain Change-in-Control Severance Agreement entered into as of [______________ 20__] by and between the Company and the Participant) and if the Participant remains in the continuous employ of the Company or an Affiliate from the Date of Grant until the date of such termination, the Participant shall be Vested in the greater of (i) 100% of the Target Performance Units and (ii) the percentage (which may exceed 100%) of the Target Performance Units that become Vested in accordance with paragraphs 2(a), 2(b) and 2(c).

4.    Transferability. The Performance Units evidenced by this Agreement cannot be transferred; provided, however, that, subject to the requirements of applicable securities laws, the Participant’s rights in the Performance Units evidenced by this Agreement may be transferred by will or the laws of descent and distribution.

5.    Settlement of Performance Units. As soon as practicable after the end of the Measurement Period, but in all events no later than March 15 of the year following the end of the Measurement Period, the Committee shall determine and certify the extent to which the performance objectives described herein have been achieved and the number of Performance Units that have become Vested (which may be greater than 100% of the Target Performance Units). As soon as practicable after the Committee’s certification in accordance with the preceding sentence, but in all events no later than March 15 of the year following the end of the Measurement Period, the Company shall issue Common Shares to the Participant in a number equal to the number of Performance Units that the Committee certified have become Vested; provided, however, that only whole Common Shares shall be issued and a cash payment shall be issued in settlement of any fractional Common Share that the Participant is otherwise entitled to receive.

6.    Dividend Equivalent Rights. No later than March 15 following the end of the Measurement Period, the Company shall make a single sum cash payment to the Participant equal to the cumulative amount of dividends paid during the Measurement Period on the number of Common Shares equal to the number of Performance Units that the Committee certified have become Vested. No cash amount will be paid as Dividend Equivalent Rights with respect to Performance Units that do not become Vested.

7.    Definitions. For purposes of this Agreement, the terms Cause, Company EBITDA Margin, Company TSR, Competitor EBITDA Margin, Cumulative Margin Change, Measurement Period and Peer Group TSR shall have the following meanings:
(a)“Cause” means that the Board concludes, in good faith and after reasonable investigation, that: (i) the Participant has been charged by the United States or a State or political subdivision thereof with conduct which is a felony under the laws of the United States or any State or political subdivision thereof; (ii) the Participant engaged in conduct relating to the Company constituting material breach of fiduciary duty, willful misconduct (including acts of employment discrimination or sexual harassment) or fraud; (iii) the Participant breached in any material respect the Participant’s obligations or covenants, if any, restricting the recruitment of employees of the Company or an Affiliate to work for another employer set forth in an agreement with the Company; or (iv) the Participant materially failed to follow a proper directive of the Board within the scope of the Participant’s duties (which shall be capable of being performed by the Participant with reasonable effort) after written notice from the Board specifying the performance required and the Participant’s failure to perform within 30 days after such notice. For this purpose, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith or if the result thereof would be unethical or illegal.
(b)“Company EBITDA Margin” means the Company’s pro forma hotel-level earnings before taxes, interest, depreciation and amortization (“EBITDA”) as a percentage of the Company’s hotel revenues for each of the calendar years during the Measurement Period (or quarterly periods for any period during the Measurement Period that is less than a full year) based on the amount reported as “Pro forma Hotel EBITDA” for the applicable “Full Year” in the earnings press release furnished by the Company for the applicable period (the “Company’s Earnings Release”) divided by the amount reported as “Pro forma Hotel Revenues” for the applicable “Full Year” in the Company’s Earnings Release. The Committee may elect to adjust the Company EBITDA Margin calculation to reflect the impact of acquisitions and divestitures.
(c)“Company TSR” means the average annual total shareholder return (Common Share price appreciation/depreciation during the Measurement Period plus dividends paid on Common Shares during the Measurement Period) (the “TSR”) of the Company over the term of the Measurement Period, expressed as a percentage. For purposes of calculating Common Share price appreciation/depreciation, the Common Share prices for the beginning and end of each period in the Measurement Period are to be determined by averaging the closing prices for Common Shares as reported on the New York Stock Exchange (the “NYSE”) or other applicable principal securities exchange in which the Company’s Common Shares are traded for each of the trading days during the last thirty calendar days preceding the start or end, as applicable, of the Measurement Period. For purposes of calculating Company TSR, dividends for the period shall be treated as reinvested. If, before January 1, 2017, a Change in Control occurs,

(B) the Participant’s employment by the Company or its Affiliates terminates on account of death or disability or (C) the Participant’s employment by the Company or its Affiliates terminates without Cause as contemplated by paragraph 3(c), the TSR of the Company for the period from the most recent fiscal year end to the end of the Measurement Period shall be annualized for purposes of calculating Company TSR.
(d)“Competitor EBITDA Margin” means LaSalle Hotel Properties’ hotel-level EBITDA as a percentage of LaSalle Hotel Properties’ hotel revenues for each of the calendar years during the Measurement Period (or quarterly periods for any period in the Measurement Period that is less than a full year) based on the amount typically reported as “Hotel EBITDA Margin” in the earnings press release furnished by the LaSalle Hotel Properties for the applicable period. The Committee may adjust the calculation of Competitor EBITDA Margin to reflect the impact of acquisitions and divestitures. The Committee may also make necessary and appropriate adjustments to the calculations set forth in paragraph 2(c), including the substitution of another entity for LaSalle Hotel Properties if LaSalle Hotel Properties changes its method of calculating or reporting its hotel-level EBITDA or if hotel-level EBITDA for LaSalle Hotel Properties for the applicable calculation date is not publicly available. It is understood that the calculation for the year ended December 31, 2013 will be made based on information that will not be available before December 31, 2014.
(e)    “Cumulative Margin Change” shall be calculated according to the following mathematical formula and expressed as a number of basis points (i.e., 1.00% equals 100 basis points), in which Period 1, Period 2, Period 3 and Period 4 are the years ended or ending December 31, 2013, 2014, 2015 and 2016, respectively, unless the Measurement Period ends before December 31, 2016, in which case the last of the periods for this calculation shall be the most recent full quarter ended prior to the end of the Measurement Period:

(Competitor EBITDA Margin - Company EBITDA Margin) for Period 1
[as adjusted with Committee approval]
-
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 2
+
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 2
[as adjusted with Committee approval]
-
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 3
+
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 3
[as adjusted with Committee approval]
-
(Competitor EBITDA Margin - Company EBITDA Margin) for Period 4.
(f)    “Measurement Period” means the period beginning on December 31, 2013 and ending on December 31, 2016; provided, however, that in the event that during such period (A) a Change in Control occurs, (B) the Participant’s employment by the Company or its Affiliates terminates on account of death or disability or (C) the Participant’s employment by the

Company or its Affiliates terminates without Cause as contemplated by paragraph 3(c), the Measurement Period shall end:
(i)on the date of the event described in clause (A), (B) or (C) above for purposes of calculating Company TSR and Peer Group TSR; and
(ii)on the last day of the most recent full fiscal quarter ended prior to the event described in clause (A), (B) or (C) above for purposes of calculating Company EBITDA Margin, Competitor EBITDA Margin and Cumulative Margin Change.

(g)    “Peer Group TSR” means the arithmetic average of the TSRs (each as determined using data provided by Bloomberg) of Ashford Hospitality Trust, Chesapeake Lodging Trust, DiamondRock Hospitality Company, Host Hotel & Resorts, Inc., LaSalle Hotel Properties, Strategic Hotels & Resorts, Inc. and Sunstone Hotel Investors, Inc. (the “Peer Group”) over the term of the Measurement Period, expressed as a percentage. If the common stock of any of these companies ceases to be publicly traded during the Measurement Period, such company shall be excluded from the calculation of Peer Group TSR for any year or quarter during the Measurement Period in which its common stock is not publicly traded. For purposes of calculating common stock price appreciation/depreciation, the common stock prices for the beginning and end of each period in the Measurement Period are to be determined by averaging the closing prices for the Peer Group members’ common stock as reported on the NYSE or other applicable principal securities exchange in which the Peer Group members’ common stock is traded for each of the trading days during the last thirty calendar days preceding the start or end, as applicable, of the Measurement Period. For purposes of calculating Company TSR, dividends for the period shall be treated in the same manner as described in paragraph 5(c) with regard to the treatment of dividends when calculating Company TSR. If, before January 1, 2017, a Change in Control occurs, (B) the Participant’s employment by the Company or its Affiliates terminates on account of death or disability or (C) the Participant’s employment by the Company or its Affiliates terminates without Cause as contemplated by paragraph 3(c), the arithmetic average of the TSRs of the Peer Group for the period from the most recent fiscal year end to the end of the Measurement Period shall be annualized for purposes of calculating Peer Group TSR.

8.    Shareholder Rights. Participant shall not have any rights as a shareholder of the Company with respect to the Performance Units. Upon the issuance of Common Shares in settlement of Performance Units that have Vested, the Participant shall have all of the rights of a shareholder of the Company with respect to those shares, including the right to vote the shares and to receive dividends on the shares.

9.    No Right to Continued Employment. The grant of the Performance Unit Award does not give the Participant any rights with respect to continued employment by the Company or an Affiliate.

10.    Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland without reference to principles of conflict of laws.

11.    Conflicts. The Participant agrees that in the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the Date of Grant.

12.    Participant Bound by Plan. The Participant hereby acknowledges that a copy of the Plan has been made available to the Participant and the Participant agrees to be bound by all the terms and provisions of the Plan.

13.    Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon the Participant and the Participant’s successors in interest and the Company and any successors of the Company.
[Signatures appear on following page.]

IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first set forth above.

PEBBLEBROOK HOTEL TRUST                [_______________________]

_________________________                 _________________________

By: [_______________________]            Name:     [_______________________]

Title: [_______________________]

EXHIBIT A - ILLUSTRATIVE EXAMPLES
assuming an award of 50 Target Performance Units (the “TPUs”)

I. Relative TSR Measurement (paragraph 2(a))
Formula: Vested TPUs = TPUs x (30% + (5 x (Company TSR - Peer Group TSR))
subject to a maximum of 60% of the TPUs and a minimum of 0.

Example A
Peer Group TSR: 5%
Company TSR: 7%

= TPUs x (30% + (5.0 x (Company TSR - Peer Group TSR))
= 50 x (30% + (5.0 x (7% - 5%))
= 50 x (30% + 10%)
= 50 x 40%
= 20 Performance Units --> 20 Common Shares

Example B
Peer Group TSR: 5%
Company TSR: 5%

= TPUs x (30% + (5.0 x (Company TSR - Peer Group TSR))
= 50 x (30% + (5.0 x (5% - 5%))
= 50 x (30% + 0%)
= 50 x 30%
= 15 Performance Units --> 15 Common Shares

Example C
Peer Group TSR: -1%
Company TSR: -3%

= TPUs x (30% + (5.0 x (Company TSR - Peer Group TSR))
= 50 x (30% + (5.0 x (-3% - -1%))
= 50 x (30% - 10%)
= 50 x 20%
= 10 Performance Units --> 10 Common Shares

Any fractional units shown would be paid in cash equal to that amount of Common Shares.

Relative TSR (paragraph 2(a))
		Company TSR
		-3.00%	-1.00%	0.00%	3.00%	5.00%	7.00%	10.00%
Peer TSR	-3.00%	15.00	20.00	22.50	30.00	30.00	30.00	30.00
	-1.00%	10.00	15.00	17.50	25.00	30.00	30.00	30.00
	0.00%	7.50	12.50	15.00	22.50	27.50	30.00	30.00
	3.00%	—	5.00	7.50	15.00	20.00	25.00	30.00
	5.00%	—	—	2.50	10.00	15.00	20.00	27.50
	7.00%	—	—	—	5.00	10.00	15.00	22.50
	10.00%	—	—	—	—	2.50	7.50	15.00

II. Absolute TSR Measurement (paragraph 2(b))
Formula: Vested TPUs = TPUs x (30% + (7.5 x (Company TSR - 9.0%))
subject to a maximum of 60% of the TPUs and a minimum of 0.

Example A
Company TSR: 13%
= TPUs x (30% + (7.5 x (Company TSR - 9%))
= 50 x (30% + (7.5 x (13% - 9%))
= 50 x (30% + (7.5 x 4%)
= 50 x (30% + 30%)
= 30 Performance Units --> 30 Common Shares

Example B
Company TSR: 9%
= TPUs x (30% + (7.5 x (Company TSR - 9%))
= 50 x (30% + (7.5 x (9% - 9%))
= 50 x (30% + (7.5 x 0%)
= 50 x 30%
= 15 Performance Units --> 15 Common Shares

Example C
Company TSR: 6%
= TPUs x (30% + (7.5 x (Company TSR - 9%))
= 50 x (30% + (7.5 x (6% - 9%))
= 50 x (30% + (7.5 x -3%)
= 50 x (30% - 22.5%)
= 50 x 7.5%
= 3.75 Performance Units --> 3 Common Shares + A cash amount equal to 0.75 Common Shares

Any fractional units shown would be paid in cash equal to that amount of Common Shares.

Absolute TSR
(paragraph 2(b))
Company	TPUs
TSR	Vested
< 5.000%	—
5.000%	0.000
5.500%	1.875
6.000%	3.750
6.500%	5.625
7.000%	7.500
8.000%	11.250
8.100%	11.625
8.150%	11.813
9.000%	15.000
10.000%	18.750
11.000%	22.500
12.000%	26.250
13.000%	30.000
>13.000%	30.000

III. Competitor EBITDA Margin Measurement (paragraph 2(c))
Formula: Vested TPUs = TPUs x (40% + (10% x (Cumulative Margin Change / 10 basis points)
subject to a maximum of 200% of the TPUs and a minimum of 0.

Example A
Cumulative Margin Change = 160 basis points (bps)
= TPUs x (40% + (10% x (160 bps / 10 bps))
= 50 x (40% + (10% x 16)
= 50 x (40% + 160%)
= 50 x 200%
= 100 Performance Units --> 100 Common Shares

Example B
Cumulative Margin Change = -10 bps
= TPUs x (40% + (10% x (-10 bps / 10 bps))
= 50 x (40% + (10% x -1)
= 50 x (40% - 10%)
= 50 x 30%
= 15 Performance Units --> 15 Common Shares

Example C
Cumulative Margin Change = 0 bps
= TPUs x (40% + (10% x (0 bps / 10 bps))
= 50 x (40% + (10% x 0)
= 50 x (40% + 0)
= 50 x 40%
= 20 Performance Units --> 20 Common Shares

Any fractional units shown would be paid in cash equal to that amount of Common Shares.

Competitor EBITDA
Margin (paragraph 2(c))
Cum. Margin	TPUs
Change	Vested
<=-40.00	—
-30.00	5.000
-20.00	10.000
-10.00	15.000
-0.10	19.950
0.00	20.000
10.00	25.000
100.00	70.000
200.00	120.000

Percentage of TPUs that become Vested based on calculations pursuant to paragraphs 2(a), (b) and (c) under various hypothetical results of Relative TSR Measurement, Absolute TSR Measurement and Competitor EBITDA Margin Measurement.

Relative TSR (paragraph 2(a))
		Company TSR
		-3.00%	-1.00%	0.00%	3.00%	5.00%	7.00%	10.00%
Peer TSR	-3.00%	30.0%	40.0%	45.0%	60.0%	60.0%	60.0%	60.0%
	-1.00%	20.0%	30.0%	35.0%	50.0%	60.0%	60.0%	60.0%
	0.00%	15.0%	25.0%	30.0%	45.0%	55.0%	60.0%	60.0%
	3.00%	0.0%	10.0%	15.0%	30.0%	40.0%	50.0%	60.0%
	5.00%	0.0%	0.0%	5.0%	20.0%	30.0%	40.0%	55.0%
	7.00%	0.0%	0.0%	0.0%	10.0%	20.0%	30.0%	45.0%
	10.00%	0.0%	0.0%	0.0%	0.0%	5.0%	15.0%	30.0%

	Absolute TSR					Competitor EBITDA
	(paragraph 2(b))					Margin (paragraph 2(c))
	Company	TPUs				Cum. Margin	TPUs
	TSR	Vested				Change	Vested
	< 5.000%	0.00%				<-40.00	0.00%
	5.500%	3.75%				-30.00	10.00%
	6.000%	7.50%				-20.00	20.00%
	6.500%	11.25%				-10.00	30.00%
	7.000%	15.00%
						-0.10	39.90%
	8.000%	22.50%				0.00	40.00%
	8.100%	23.25%
	8.150%	23.63%				10.00	50.00%

	9.000%	30.00%				100.00	140.00%
						150.00	190.00%
	10.000%	37.50%
	11.000%	45.00%				160.00	200.00%
	12.000%	52.50%
	13.000%	60.00%
	>13.000%	60.00%